UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 28, 2005
PepsiCo, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	1-1183	13-1584302

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Anderson Hill Road, Purchase, New York	10577

(Address of Principal Executive Offices)	Zip Code
Registrant’s telephone number, including area code: (914) 253-2000
Not Applicable
Former name or former address if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14a-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 7.01 Regulation FD Disclosure
The information in this Current Report is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.
At an investor conference in New York City tomorrow, PepsiCo will reaffirm that it expects 2005 reported earnings per share of $2.38 to $2.39, and core earnings per share of $2.64 to $2.65.
About PepsiCo
PepsiCo is one of the world’s largest food and beverage companies with annual revenues of $29 billion. Its principal businesses include Frito-Lay snacks, Pepsi-Cola beverages, Gatorade sports drinks, Tropicana juices and Quaker foods. Its portfolio includes 16 brands that generate $1 billion or more each in annual retail sales.
Reconciliation of GAAP and Non-GAAP Information
We recognized a tax charge in the third quarter of 2005 related to the Company’s intention to repatriate $7.5 billion of international earnings under the provisions of the American Jobs Creation Act (AJCA). In the fourth quarter of 2005, we expect to record a restructuring charge to reduce costs in some of our operations. In 2005, we have an additional week of results (53rd week) as our fiscal year ends on the last Saturday of each December, resulting in an additional week of results every five or six years. We believe investors should consider our 2005 earnings per share guidance without the impact of the AJCA tax charge, the restructuring charge and the 53rd week as management believes it is more indicative of our ongoing performance.

2005 Guidance — Diluted EPS Reconciliation

Estimated
Year Ended
2005
Reported Diluted EPS	$2.38-$2.39
Impact of AJCA Tax Charge	0.27
Impact of 53rd Week	(0.04)
Impact of Restructuring Charge	0.03

Diluted EPS Excluding AJCA Tax Charge, 53rd Week and Restructuring Charge	$2.64-$2.65

Cautionary Statement
This current report contains statements concerning PepsiCo’s expectations for future performance. Any such forward-looking statements are inherently speculative and are based on currently available information, operating plans and projections about future events and trends. As such, they are subject to numerous risks and uncertainties. Actual results and performance may be significantly different from expectations, but PepsiCo undertakes no obligation to update any such statements. Please see our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, for a discussion of specific risks that may affect our performance.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 28, 2005	PepsiCo, Inc.
	By:	/s/ Robert E. Cox
		Name:	Robert E. Cox.
		Title:	Vice President, Deputy General Counsel and Assistant Secretary